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                                                                    EXHIBIT 99.3

                                CERTIFICATION OF
                    WILLIAM P. BRICK, CHIEF EXECUTIVE OFFICER
                              OF PACKAGED ICE, INC.




This certification is provided pursuant to 18 U.S.C. Section 1350 as required by
Section 906 of the Sarbanes-Oxley Act of 2002 and accompanies the amendment to the annual report on Form 10-K/A (the "Form 10-K/A") for the year ended December 31, 2002 of Packaged Ice, Inc. (the "Issuer").

I, William P. Brick, the Chief Executive Officer of Issuer certify that, to the best of my knowledge:

         (i)      the Form 10-K/A fully complies with the requirements of
                  section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

         (ii) the information contained in the Form 10-K/A fairly presents, in all material respects, the financial condition and results of operations of the Issuer.



Dated:  April 29, 2003



                                                  /s/ WILLIAM P. BRICK
                                                  ------------------------------
                                                  William P. Brick


Subscribed and sworn to before me
this 29th day of April 2003.


/s/ DOUGLAS L. REEVES
-----------------------------------------
Name:  Douglas L. Reeves
Title: Notary Public, State of Texas

My commission expires:  November 12, 2005